Exhibit 10.51

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

OMB Approval 2700-0012
1. CONTRACT ID CODE
PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
1 2
2. AMENDMENT/MODIFICATION NO.
3. EFFECTIVE DATE
4. REQUISITION/PURCHASE REQ. NO.
5. PROJECT NO. (If applicable)
One (1)
See block #16C
3228551
6. ISSUED BY
CODE
7. ADMINISTERED BY (If other than Item 6)
CODE
N/A
National Institutes of Health
National Institute of Allergy and Infectious Diseases
DEA, Office of Acquisitions
Room 3214, MSC 7612
6700-B Rockledge Drive
Bethesda, MD 20892-7612
MID RCB-A
B. NAME AND ADDRESS OF CONTRACTOR (No. Street, county. State and ZIP: Code) (4)
9A. AMENDMENT OF SOLICITATION NO.
BIOCRYST PHARMACEUTICALS, INC. 4505 EMPEROR BLVD SUITE 200 DURHAM, NC 27703
9B. DATED (SEE ITEM 11) X
10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN272201300017C
10B. DATED (SEE ITEM 13)
CODE
FACILITY CODE
September 16, 2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)
SOC 25.55 Can 14-8470038 $2,502,146
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER. IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN
ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER Specify type of modification and authority)
X FAR 52.217-7
E. IMPORTANT: Contractor is not, is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
PURPOSE: To execute option 3.
The completion date of the contract is not changed to September 15, 2017. Total cost is changed to $7,502,146
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Jon P. Stonehouse CEO
John Outen, Contracting Officer
Office of Acquisitions, DEA, NIAID, NIH DHHS
15B. CONTRACTOR/OFFEROR
15C. DATE SIGNED
16B. UNITED STATES OF AMERICA
16C. DATE SIGNED
(Signature of person authorized to sign)
12/26/13
(Signature of Contracting Officer)
12/24/2013
NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE
30-105 Computer Generated
STANDARD FORM 30 (REV. 10-83)
Proscribed by GSA FAR (48 CFR) 53.243

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

SPECIAL PROVISIONS	Contract No. HHSN272201300017C	Page 2 of 2
Modification No. 1

Beginning with the effective date of this modification. ARTICLE B.2. ESTIMATED COST – OPTION AND ARTICLE G.3 INVOICE SUBMISSION /CONTRACT FINANCING REQUEST IS REVISED

ARTICLE B.2. ESTIMATED COST – OPTION is revised to incorporate changes and add paragraph e with the Option table below:

a.	The estimated cost of this contract is $ *** with the execution of Option 3.

b.	The fixed fee for this contract is $*** for the Base and all executed options. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer. Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee for the Base Period and all options is $7,502,146

e. Payments from the base and executed options will be made from the following PRISM/NBS Line Item Numbers as follows:

PRISM/NBS Line Item No.	Option/Increment Description	PRISM/NBS Line Item Period of Performance	Funded Amount
1 (BASE)	Base Period: Non-GMP manufacture of drug substance, drug disposition, genetic toxicity and in vitro and small animal efficacy studies	09/16/2013 - 09/15/2014	$	***
2 (Option 1)	Option 1-Manufacture of drug substance and drug product in compliance with cGMP guidance - GMP	09/16/2013 - 09/27/2014	$	***
3 (Option 2)	Option 2-DP and Development with DS Stability testing	09/16/2013 - 09/15/2017	$	***
4 (Option 3 MOD 1)	Option 3-IM IND-Enablement and Submission	12/24/2013 - 12/23/2014		$2,506,042

END OF MODIFICATION 1 OF HHSN272201300017C